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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  March 22, 2002

                      DEVELOPED TECHNOLOGY RESOURCES, INC.
                      ------------------------------------
             (Exact Name of registrant as specified in its chapter)


         MINNESOTA                       0-21394                 41-1713474
        -----------                     ---------               ------------
(State or other jurisdiction     (Commission File Number)       (IRS employer
     of Incorporation)                                       Identification No.)


                5223 INDUSTRIAL BOULEVARD, EDINA, MINNESOTA 55439
--------------------------------------------------------------------------------
               (Address of principal executive offices & Zip Code)

                                 (952) 820-0022
                                 --------------
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 22, 2002, Developed Technology Resources, Inc. (the "Company"), completed the sale of its member interest in Foodmaster International, LLC, a Delaware limited liability company ("Foodmaster"), in a transaction whereby the Company's interest was redeemed by Foodmaster under the terms of a LLC Interest Redemption Agreement dated March 4, 2002.

         Prior to the completion of the transaction, and pursuant to the terms of a Limited Liability Company Agreement dated as of March 3, 1997, the Company had a 30% interest in Foodmaster, and two other members, API Dairy Partners, LP, a Delaware limited partnership, and Agribusiness Partners International, LP II, a Delaware limited partnership together owned a 70% interest. Foodmaster owned and operated dairies and dairy processing facilities in the country of Kazakhstan. The Company determined to sell its interest in Foodmaster because it needed cash to continue its operations, and did not anticipate any profits or material cash distributions from Foodmaster for several years.

         In the transaction with Foodmaster, the Company received $500,000 in cash and two unsecured promissory notes executed by Foodmaster in the principal amounts of $500,000 each, with interest at the rate varying between 8% and 18% per annum, depending upon timeliness of payment under the notes. One note is due September 30, 2002, and the second note is due March 31, 2003. If both notes are paid on or before June 30, 2002, interest will be 8% per annum and the principal payments due under both notes will be $900,000, instead of $1,000,000, giving Foodmaster a $100,000 discount for early payment.

         Until both $500,000 notes are fully paid, the LLC Interest Redemption Agreement prohibits Foodmaster and its remaining members from (i) selling any assets of Foodmaster, except in the ordinary course of business, (ii) distributing any assets of Foodmaster to its members, (iii) merging Foodmaster with any other entity, and (iv) issuing any member interest to any other party, except for fair value and where there is no change of control of Foodmaster.

         The LLC Redemption Agreement contains provisions for the indemnification of the parties to this agreement for breaches of representations, warranties and covenants contained in the agreement, and relieves the Company from any obligation under the Foodmaster Limited Liability Agreement, other than its agreement not to compete with Foodmaster in Kazakhstan.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Not Applicable

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         Not Applicable

         (b) PRO-FORMA FINANCIAL INFORMATION

         To be filed by amendment.

         (c) EXHIBITS

         Exhibit 99 - LLC Interest Redemption Agreement dated March 4, 2002

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.

ITEM 9.  REGULATION FD DISCLOSURE.

         Not Applicable.

                                                     DEVELOPED TECHNOLOGY
                                                     RESOURCES, INC.





DATED: MARCH 29, 2002                                By: /s/ LeAnn C Hitchcock
                                                         ---------------------
                                                         Chief Financial Officer